EXHIBIT 13

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Craig L. Dobbin, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of CHC Helicopter Corporation for the fiscal year ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of CHC Helicopter Corporation.

September 17, 2004	By:	(signed) Craig L. Dobbin

Craig L. Dobbin Chairman & Chief Executive Officer

        I, Jo Mark Zurel, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of CHC Helicopter Corporation for the fiscal year ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of CHC Helicopter Corporation.

September 17, 2004	By:	(signed) Jo Mark Zurel

Jo Mark Zurel Senior Vice-President & Chief Financial Officer